January 2006 Exhibit 99.1

Forward Looking Statement
The information in this presentation may include certain forward-
looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements concern the
Company's current expectations regarding future events, including commercialization of its products and possible benefits to the
Company, its stockholders, and patients. Due to the nature of product development and the regulatory approval process, the forward-looking statements contained herein are subject to risks and uncertainties, including those reflected in the Company's filings with the Securities and Exchange Commission, particularly its most recent Annual Report on Form 10-KSB. The Company assumes no
obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by the
Company.

To commercialize our proprietary technology platform, based
on Thymosin ßeta 4 (Tß4), to accelerate the healing of acute and chronic wounds caused by disease, injury or other
pathology. RegeneRx will explore additional medical markets
using strategic partners for product development and
marketing.
Our Mission

Investment Highlights
Unique technology platform addresses multiple large and certain niche markets, all with unmet needs
– Dermal indications
– Ophthalmic indications
– Cardiovascular indications
Independent researchers have published statistically significant data in major scientific journals showing that Tß 4 can prevent or repair tissue damage in the skin, eye and heart
Outsourcing business model allows rapid creation of value while controlling cash burn
RGN has worldwide commercialization rights to Tß4
– Licensed certain exclusive rights to Defiante Farmaceutica (Sigma- Tau) in Europe
– Will evaluate partnering strategy post Phase 2 for each indication
Significant upcoming news flow over the next 12 months
– Three Phase 2 dermal clinical trials underway
– Initiate two additional clinical trials in ophthalmology (Phase 2) and cardiovascular (Phase 1/2) indications in H1 and H2 2006, respectively

Recent Key Events
Nature publication showing T 4 protects/repairs heart muscle after a Myocardial
Infarction (heart attack) in animals (Nov 04)
Moved to AMEX and traded under the symbol RGN (Mar 05)
Included in Russell Microcap Index (Jul 05)
Entered collaboration with Children’ s National Medical Center in Washington,
DC to evaluate technology for Duchenne Muscular Dystrophy and
Cardiomyopathy
Initiated three Phase 2 dermal clinical trials: chronic Pressure Ulcers, Venous
Stasis Ulcers, Epidermolysis Bullosa (2005)
Received Frost & Sullivan 2005 Technology Innovation Award for Tß4 (Oct 05)

Management
Dr. Allan Goldstein – Chairman & Chief Scientific Advisor
– Founder of RegeneRx, Discoverer of T 1 and Tß4
– Chairman of Biochemistry and Molecular Biology, George Washington Univ School of Medicine
– Author of over 400 scientific articles; inventor of more than 25 U.S. Patents
J.J. Finkelstein – President & CEO
– Former President and CEO, Cryomedical Sciences, Inc., Vice Chairman of the Board of Directors, MdBio, Inc.
– 24 years senior management experience in biotechnology industry
– Brought several medical products through FDA and to the market
C. Neil Lyons, C.P.A. – Chief Financial Officer
– 10 years as an auditor with two major accounting firms
– Financial executive with HFS, Inc. (major defense contractor), Bell Atlantic, and SkyBridge, LP, (an international satellite broadband startup that raised $400 million in equity)
David Crockford – Vice President, Clinical & Regulatory Affairs
– 25 years global regulatory and clinical affairs experience in pharmaceutical industry
– Responsible for establishing strategies and obtaining marketing approval for 18 drug products and 17 in vitro diagnostic tests
– Negotiated corporate partnerships and licensing agreements with major pharmaceutical firms

Medical Advisory Board
Allan Goldstein, PhD – Chairman & Chief Scientific Advisor
– Professor and Chair, Dept of Biochemistry and Molecular Biology, GWU Med School, Washington, DC
Herve Byron, MD, MSc
– Ophthalmologist in private practice, editorial board of several medical journals specializing in ophthalmology, New York,
NY
Barrett Katz, MD, MBA
– Professor and Chair, Dept of Ophthalmology, GWU Med School, Washington, DC
Stephen Kovacs, MD, MBA
– Surgical Dermatologist and VP of Research, Essex Investment Mgmt, Boston, MA
Jo-David Fine, MD, MPH
– Professor of Medicine, Division of Dermatology, Vanderbilt Univ Medical Center; specialist in Epidermolysis Bullosa,
Nashville, TN
Claudio De Simone, PhD
– Assoc Prof, Dept of Med, Univ of L’Aquila, Rome, Italy; specialties include infectious diseases and diseases of the digestive tract
Albert Rosenfeld
– Consultant on Future Programs, March of Dimes Foundation; former science editor of Life Magazine and Saturday
Review, NY, NY
Paolo Carminati, PhD
– Director of R&D at Sigma-Tau Group, Rome, Italy President of Sigma-Tau Research Inc, expertise in management of drug development

8 Platform Technology

RegeneRx Technology Platform
Thymosin Beta 4 (Tß4)
Naturally occurring, conserved molecule found in every cell except red blood cells - highest concentration in blood platelets
Key Actin regulator in mammals:
– Actin plays central role in cell structure and  movement of cells throughout the body
– Vital for the healing of injured or damaged tissue
Promotes endothelial cell migration and angiogenic in
certain tissues
Induces collagen deposition and production of laminin-5
Prevents apoptosis (programmed cell death) in cornea and myocardium
Down-regulates certain inflammatory cytokines
Active topically and systemically with excellent safety profile
Tß4 Is Natural, Safe and Has Multiple Mechanisms of Action

0
Time (Days, Not to Scale)
Acute Wound Paradigm
1
2 3
5 10 15 20 25 30 40 50 60 70 80 90 100
INFLAMMATION
PROLIFERATION REMODELING MATURATION
Platelet Aggregation
Clot Formation
Release of Chemo-
attractants
Neutrophils/Monocytes
– Phagocytose debris
– Contaminants
Granulation
Wound Contraction
Re-epithelialization
Clot Lysis
Collagen Accumulation
and Wound Filling
Scar Tissue

0
Time (Days, Not to Scale)
1
2 3
5 10 15 20 25 30 40 50 60 70 80 90 100
Chronic Wound Paradigm and T 4
INFLAMMATION
REMODELING MATURATION
Down regulation
of inflammatory
mediators
Stimulation of endothelial
cells – angiogenesis
Stimulation of keratinocytes
(epithelial cells)
PROLIFERATION
Induction of collagen deposition
Modulation of actin cytoskeleton to induce
keratinocyte migration for re-epithelialization
Unlike growth factors, TB4 is unique in its ability to
link the actin cytoskeleton to important cell and
extra-cellular (ECM) matrix signals important in
wound gap closure

Potential Markets for T 4
T 4 Platform
Ethical/Prescription Drug
Pharmacologic Concentrations
Consumer Products
Active Ingredient Channels
Ophthalmic
Indications
Corneal Abrasions
Dry Eye, Iritis
Post Lasik Surgery
Viral, Fungal, Bacterial
Pathogens
Ocular Surgery
Internal
Indications
Cardio/neurovascular
Colitis, IBS, IBD
Stomach Ulcers
Oral Mucosa
Consumer Products
Shampoo
Mouthwash
Skin & Lip Creams
Lotions
Eye Care
Minor Inflammation
Itching & Dryness
Cosmetics
Anti-aging Products
Inflammation
Minor Skin Indications
Restoration
Dermal
Indications
Chronic Pressure Sores
Diabetic Ulcers
Epidermolysis Bullosa
Venous Stasis Ulcers
Burns
Bandages

Clinical Pipeline
Notes: Phase 2 Phase 1 Preclinical Indications
Acute Myocardial
Infarction
Diabetic Vitrectomy
Pressure Ulcer
Venous Stasis Ulcer
Epidermolysis Bullosa
RGN Will Be Sponsoring Five Clinical Trials For Various Indications In 2006
– 72 patient Phase 2 trial initiated
– Completion expected by end of 2006
– Phase 2 data available Q1 2007
– 72 patient Phase 2 trial initiated
– Conducted by Sigma-Tau in Europe
– Completion expected by end of 2006
– Phase 2 data available in Q1 2007
– 36 patient Phase 2 trial initiated
– Completion expected by end of 2006
– Phase 2 data available in Q1 2007
– Plan to initiate Phase 2 trial in H1 2006
– Estimated 36 patient trial
– Plan to initiate Phase 1/2 trial in H2 2006
– Estimated 36 patient trial

14 Dermal Indications

T 4 - Dermal Indications
Clinical Status
Phase 2 trial for Pressure Ulcers
– 72 patient trial ongoing – currently enrolling patients
– Double-blind, placebo-controlled, dose-escalation study
– Primary endpoint: Incidence of healing (complete
closure of index wound without drainage); multiple
secondary endpoints
– Expected completion in Q4 06, data in Q1 07
Phase 2 trial for Venous Stasis Ulcers
– Conducted by Sigma-Tau in Europe
– 72 patient trial ongoing – currently enrolling patients
– Double-blind, placebo-controlled, dose-escalation study
– Primary endpoint: Incidence of healing (complete closure of index ulcer without drainage); multiple secondary endpoints
– Expected completion in Q4 06, data in Q1 07
Phase 2 trial for Epidermolysis Bullosa
– Orphan Drug designation granted
– 36 patient trial ongoing – currently enrolling patients
– Double-blind, placebo-controlled, dose-escalation study
– Primary endpoint: Incidence of healing (complete closure of index lesion without drainage); multiple secondary endpoints
– Expected completion in Q4 06, data in Q1 07
Phase 2 Phase 1 Preclinical Indications
Pressure Ulcer
Venous Stasis Ulcer
Epidermolysis Bullosa
Phase 2 Phase 1 Preclinical Indications
Pressure Ulcer
Venous Stasis Ulcer
Epidermolysis Bullosa

T 4 - Dermal Indications
Re-epithelialization
Angiogenesis
Collagen
Deposition
Control Topical T 4
I.P. T 4
Courtesy of NIH
Full Thickness Wound Healing and Angiogenesis (Rat Dermal Wounds)
Source: Courtesy of National Institutes of Health

Epidermolysis Bullosa (Orphan Drug Status)
Indication overview
– Estimated as many as 50,000 Americans have some form of EB
– Patients develop blistering from slightest trauma
– Affects skin, eyes and internal organs
– Caused by genetic abnormalities including inability to effectively produce laminin-5
Scientific rationale for the treatment of EB
– Induces laminin-5 production
– Regulates actin to induce cell migration and re-epithelialization
– Actin binding mechanism
– Reduces inflammation
Orphan Drug designation
– Extended seven years of market exclusivity post FDA approval
– Eligible for financing through the FDA’s OOPD Grant Program
– Potential for rapid time-to-market
– EB market opportunity can be addressed with niche salesforce
– Approximately $180 million annual market opportunity

T 4 - Dermal Indications
Market Opportunity
1.5 million diabetics suffer from impaired healing problems
The incidence of pressure ulcers in the U.S. is 3+ million
Can cost as high as $50,000 per patient to treat
$8 billion in direct and indirect costs per year in U.S.
30,000
250,000
600,000
Addressable
Market
$180,000,000 $6,000 <50,000
Epidermolysis
Bullosa (EB)
$1,500,000,000 $6,000 600,000 Venous Stasis Ulcers
$3,600,000,000 $6,000 1,200,000 Pressure Ulcers
Total Addressable
Market Opportunity
(Annual Sales)
Estimated Cost of
Therapy per Patient per
Year
Existing
Cases
Indication
Source: Management estimates

19 Ophthalmic Indication

T 4 – Ophthalmic Indication
Clinical Status
In pre-clinical studies Tß 4 accelerates healing of corneal epithelial cells, promotes cell adhesion, prevents apoptosis cause by benzalkonium chloride
(BAK)
Near term pre-IND meeting already
scheduled with FDA
IND filing expected in H1 2006
Phase 1 trial likely not required
Commence Phase 2 trial in H1 2006
– 36 patient trial anticipated
Estimated cost to complete Phase 2 trial approximately $1.8 million
Phase 2 Phase 1 Preclinical Indications Phase 2 Phase 1 Preclinical Indications
Diabetic Vitrectomy Diabetic Vitrectomy

β

Control Group
TB4 - Treated Group
Day 1
Day 3
Day 7

REGENERX

21 T 4 – Ophthalmic Indications Courtesy of NIH Treatment of Corneal Injury & Inflammation Source: Courtesy of Sosne et al., The Kresge Eye Institute/Wayne State University, 2004

Mouse cornea heptanol debridement 42 hrs
Control T 4
Courtesy of NIH
Tß4 Promotes Corneal Epithelial Cell Adhesion in vivo
T 4 – Ophthalmic Indications
Mouse cornea heptanol debridement 42 hrs
Control T 4
Source: Courtesy of National Institutes of Health

23 Source: Courtesy of Sosne et al., The Kresge Eye Institute/Wayne State University, 2004 T 4 – Ophthalmic Indications Slit Lamp Photographs of BALB/c Eyes Following Alkali Injury

T 4 – Ophthalmic Indications
Market Opportunity
Diabetic Vitrectomy
– Surgical removal of the vitreous gel
– One of only two effective treatments for Diabetic Retinopathy
Laser treatment is the other
Total Diabetic Retinopathy market is approximately $500 million
Approval for Diabetic Vitrectomy indication potentially
opens the door to other ophthalmic indications
Vitrectomy procedure
– Most common invasive surgical procedure by retinal specialists
– Over 560,000 estimated vitrectomies worldwide
200,000 plus in the U.S
360,000 plus in the ROW
– Number of vitrectomies to grow 5.5% annually over the next five years
Aging population
Epidemic increases in diabetes and diabetic retinopathy
More retinal specialization trained to perform vitrectomies
Technical advances in microsurgery instruments

25 Cardiovascular Indication

T 4 – Cardiovascular Indication
Clinical Status
In pre-clinical studies, Tß4 showed
increased ventricular strength and
reduction in heart muscle damage
after heart attack
Near term pre-IND meeting with FDA
IND filing expected H2 2006
Commence Phase 1/2 trial in H2 2006
– 36 patient trial anticipated
Estimated cost for Phase 1/2 trial approximately $4.5 million
Phase 2 Phase 1 Preclinical Indications Phase 2 Phase 1 Preclinical Indications Phase 2 Phase 1 Preclinical Indications Phase 2 Phase 1 Preclinical Indications
Acute Myocardial
Infarction
Acute Myocardial
Infarction

β

P<0.0001
c
Fractional Shortening (%)
50
40
30
20
10
PBS
TB4
PBS
TB4
Two weeks
Four weeks
P<0.0001
d
Ejection Fraction (%)
80
70
60
50
40
30
20
10
0
PBS
TB4
PBS
TB4
Two weeks
Four weeks

REGENERX

T 4 Improves Cardiovascular Function
Source: Courtesy of D. Srivastava et al, University of Texas Southwestern Medical Center and Nature, November 25, 2004
Distribution of Left Ventricular Fractional Shortening or Ejection Fraction After Coronary Ligation
Tß4 Significantly Improves Ventricular Function

β

PBS
TB4 IP
TB4 IC
rv
lv
a
b
c
d
e
f
Scar volume (%)
35
30
25
20
15
10
5
0
*
PBS
TB4

REGENERX

T 4 Reduces Cardiovascular Damage
Source: Courtesy of D. Srivastava et al, University of Texas Southwestern Medical Center and Nature, November 25, 2004.
Tß4 Reduces Heart Muscle Damage After Heart Attack
p < 0.02

T 4 Increases Cardiomyocyte Beat Frequency
Source: Courtesy of D. Srivastava et al, University of Texas Southwestern Medical Center and Nature, November 25, 2004.
Rare-beating cardiomyocytes migrating from cardiac
explants (in vitro).
Survival = ~14 days
Frequent-beating cardiomyocytes migrating from
cardiac explants after T 4 treatment
(in
vitro ).
Survival = ~28 days
Note increased number and more frequent beating
foci compared to control explants.
Control T 4 treatment
Tß4 Extended The Life and Regulates Cardiomyocytes in vitro

T 4 Cardiovascular Study Summary
Tß4 resulted in a statistically significant reduction in ventricular scarring after acute myocardial infarction (M.I.) when administered within 24 hours post-M.I.
(p<0.02)
Tß4 also showed statistically significant improvement in ventricular function
(p<0.0001)
In
vitro ,
Tß4 caused cardiac cells to beat more rhythmically, more rapidly, more vigorously and doubled survival vs. control group (p<0.0001 – p<0.05)
First Evidence of Solid Organ Repair With Tß4;
Complements Dermal and Ophthalmic Data
Source: Courtesy of D. Srivastava et al, University of Texas Southwestern Medical Center and Nature, November 25, 2004

T 4 – Cardiovascular Indications
According to Alan Wasserman, M.D., a noted cardiologist,
and Professor and Chairman of the Department of Medicine
at The George Washington University School of Medicine:
“This paper by Dr. Srivastava and colleagues is one of the
most exciting works in the field of acute myocardial
infarction I have seen.  The ability to repair [cardiac]
muscle after an acute infarction makes the use of Tß4,
potentially, the most important discovery since the advent
of thrombolytic therapy.”

T 4 – Cardiovascular Indications
Market Opportunity
Heart Attack
–1 million people annually in U.S.
–13+ million suffer from coronary artery disease
–Single largest cause of death in U.S.
– $250 billion in direct costs per year in U.S.
Efficacy for Myocardial Infarction indication potentially opens the door to a number of other cardiovascular and neurovascular indications worldwide including the treatment of stroke
Stroke
–700,000 people annually in U.S.
–3
rd
leading cause of death, leading cause of disability among adults
– $54 billion in direct and indirect costs per year in U.S.

Development Strategy
Out-sourcing business model
– PAREXEL International conducting ongoing Phase 2 dermal trials
– Assessing CRO’s to conduct upcoming ophthalmic and cardiovascular trials
Develop Tß4 through end of Phase 2 clinical trials for dermal, ophthalmic and cardiovascular indications
– Initiate partnership discussions for select indications post Phase 2 while retaining commercialization and / or co-promotion rights in the U.S. for select niche indications
– Out-license certain U.S. and ex-U.S. rights for large unmet markets
Existing partnership with Sigma-Tau in Europe
Enter strategic partnerships for Tß4 in certain fields of use outside current areas of therapeutic focus
Enter strategic partnerships related to OTC/Consumer products markets

Sigma-Tau Relationship
Licensed certain exclusive European rights to Tß4 to Sigma-Tau in 2004
Sigma-Tau will develop Tß4 for internal and external wounds in Europe and certain other contiguous countries
– Does not include ophthalmology indications, or OTC and cosmeceutical applications
Sigma-Tau is currently conducting a Phase 2 clinical trial in Europe for Venous
Stasis Ulcers
Upon completion of a positive Phase 2 clinical trial in the U.S., Sigma-Tau must
– Pay RGN a $5 million milestone payment, OR
– Initiate pivotal Phase 3 clinical trials in Europe within 120 days
Sigma-Tau will pay RGN a royalty on commercial sales and will purchase all required Tß4 from RGN
– Royalty + exclusive supply agreement equates to approximately 17% – 20% of net sales to RGN
Sigma-Tau and its affiliates is the largest individual shareholder of RGN
– Currently owns approximately 33% of RGN
– Have one board seat
– Additional ownership by Sigma-Tau or any of its affiliates requires RGN board approval

RegeneRx Intellectual Property Portfolio
Intellectual Property for Tß4
Obtained world-wide rights to recently issued patents under an exclusive license from NIH in 1999
– Broadly cover wound and tissue repair resulting from disease, trauma, and other pathologies for Tß4, fragments, analogues, plus methods of delivery
RGN holds several issued patents for Tß4
– Septic shock, follicle repair and hair growth
Filed over 50 world-wide patents related to Tß4, active fragments, other compositions of matter, combinations, uses and methods of delivery
Patents expire from 2019 - 2025

T 4 Manufacturing
Manufacturing For Tß4
Tß4, analogues and fragments manufactured by solid-phase peptide synthesis
Commercially scalable and cost effective
Two manufacturers of bulk peptide identified and qualified
Topical formulation completed for Phase 1/2 ophthalmic and cardiovascular clinical trials

2005 Selected Financial Data
American Stock Exchange symbol: RGN
Cash, equivalents and short term investments
as of September 30, 2005: $8.9 million
Current Burn rate: ~$1.5 million/quarter
Shares outstanding: 37.5 million
Recent price (1/24/06): $3.35
52-week price range: $1.30 - $4.80
Market capitalization: ~$125 million

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Recent and Upcoming Clinical Milestones
RGN Targets Significant Clinical Milestones Throughout 2006
Recent and Upcoming Clinical Milestone Targets Q4 2005 H1 2006 H2 2006 Q1 2007
Initiate Phase 2 Trial for Pressure Ulcers
Initiate Phase 2 Trial for Venous Stasis Ulcers
Initiate Phase 2 Trial for Epidermolysis Bullosa
Pre IND Meeting with FDA for Diabetic Vitrectomy
File IND for Diabetic Vitrectomy
Initiate Phase 2 Trial for Diabetic Vitrectomy
File IND for Acute Myocardial Infarction
Initiate Phase 1/2 Trial for Acute Myocardial Infarction
Phase 2 Data for Pressure Ulcers
Phase 2 Data for Venous Stasis Ulcers
Phase 2 Data for Epidermolysis Bullosa

Summary
Tß4 is a conserved, naturally occurring molecule
– Excellent safety profile
– Active both topically and systemically
Statistically significant data published in peer-reviewed journals by independent research institutions showing efficacy in animal models
– Dermal, ophthalmic and cardiovascular indications
– Cardiovascular and neurovascular opportunities identified in Nature paper
RGN has worldwide commercialization rights to Tß4
– Licensed certain exclusive rights to Sigma-Tau in Europe
Outsourcing business model
Initiated three Phase 2 dermal clinical trials
– All three dermal clinical trials are targeted for completion by the end of 2006
– Data available in Q1 2007
Plan to initiate Phase 2 ophthalmic and Phase 1/2 cardiovascular clinical trials in H1 and H2 2006, respectively
– Significant news flow related to progress of clinical trials and release of several scientific papers and presentations anticipated throughout 2006
RGN Will Be Sponsoring Five Clinical Trials in 2006